UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2026
_________________________
INSPIRE MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-38468	26-1377674
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5500 Wayzata Blvd., Suite 1600
Golden Valley, Minnesota 55416
(Address of principal executive offices) (Zip Code)

(844) 672-4357
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	INSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As reported below under Item 5.07 of this Current Report on Form 8-K (this “Current Report”), on April 30, 2026, Inspire Medical Systems, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved an amendment and restatement of the Inspire Medical Systems, Inc. 2018 Incentive Award Plan (such amended and restated plan, the “A&R 2018 Plan”). The approval of the A&R 2018 Plan by stockholders (i) authorized the issuance of 9,903,857 shares of the Company’s common stock for awards under the A&R 2018 Plan, which includes 7,303,857 shares previously authorized for issuance under the Inspire Medical Systems, Inc. 2018 Incentive Award Plan (the “2018 Plan”), plus an increase of 2,600,000 shares, (ii) removed the evergreen feature from the 2018 Plan, which provided for an annual increase in the share reserve; (iii) included minimum vesting requirements of at least one year on all awards granted under the 2018 Plan, with limited exceptions; (iv) prohibits the payment of dividends or dividend equivalents in respect of unvested time-based awards until the award vests, in addition to the 2018 Plan’s existing prohibition on paying dividend equivalents in respect of unvested performance-based awards; and (v) and extended the term of the A&R 2018 Plan through March 6, 2036, the tenth anniversary of the approval of the A&R 2018 Plan by the Board of Directors of the Company (the “Board”).
The terms and conditions of the A&R 2018 Plan are described in the section entitled “Proposal No. 6 - Approval of an Amendment and Restatement of the Inspire Medical Systems, Inc. 2018 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on March 20, 2026 (the “Definitive Proxy Statement”). The foregoing description of the A&R 2018 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the A&R 2018 Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As reported below under Item 5.07 of this Current Report, on April 30, 2026, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Seventh Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to phase out the classified board structure and provide for the annual election of all directors beginning with the Company’s 2029 annual meeting of stockholders (the “Declassification Amendment”). The terms of the Declassification Amendment are described in the section entitled “Proposal No. 5 –Amendment to Certificate of Incorporation to Phase Out Classified Board Structure” in the Definitive Proxy Statement.
On May 1, 2026, the Company filed a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, which became effective upon filing.
The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 4, 2026 and is incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 30, 2026, the Company held its annual meeting of stockholders. A total of 25,287,595 shares of the Company’s common stock were represented in person or by proxy at the meeting, representing approximately 88% of the Company’s common stock outstanding as of the March 2, 2026 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement.
Proposal 1 — Election of Directors

The following director nominees were elected as Class II directors to hold office until the Company’s annual meeting of stockholders to be held in 2029 and until their respective successors have been duly elected and qualified. The number of votes cast for and withheld from each nominee and the number of broker non-votes with respect to each nominee were as follows:

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Gary L. Ellis	17,268,398	5,883,344	2,135,853
Georgia Melenikiotou	22,693,412	458,330	2,135,853
Dana G. Mead, Jr.	21,950,770	1,200,972	2,135,853
Proposal 2 — Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2026
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 by voting as follows:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
25,089,422	170,682	27,491	—
Proposal 3 — Approval, on an Advisory (Non-Binding) Basis, of the Compensation of the Company's Named Executive Officers
The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers by voting as follows:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
22,508,636	595,867	47,239	2,135,853
Proposal 4 — Approval, on an Advisory (Non-Binding) Basis, of the Frequency of Future Advisory Votes on the Compensation of the Company's Named Executive Officers
The Company’s stockholders voted as follows on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

1 YEAR	2 YEARS	3 YEARS	Votes ABSTAINED	Broker Non-Votes
22,908,640	5,367	222,673	15,062	2,135,853
Proposal 5 — Approval of an Amendment to the Company’s Certificate of Incorporation to Phase Out the Classified Board Structure and Provide for the Annual Election of All Directors Beginning with the Company’s 2029 Annual Meeting of Stockholders
The Company’s stockholders approved the amendment to the Company’s Certificate of Incorporation to phase out the classified board structure and provide for the annual election of all directors beginning with the Company’s 2029 annual meeting of stockholders:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
23,121,710	11,103	18,929	2,135,853
Proposal 6 — Approval of an Amendment and Restatement of the Inspire Medical Systems, Inc. 2018 Incentive Award Plan

The Company’s stockholders approved the amendment and restatement of the Inspire Medical Systems, Inc. 2018 Incentive Award Plan:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
14,330,536	8,796,686	24,520	2,135,853
Proposal 7 — Approval of an Adjournment of the Annual Meeting, if necessary, to Solicit Additional Proxies if there are Not Sufficient Votes at the Time of the Annual Meeting to Approve Proposal No. 5 and/or Proposal No. 6
The Company’s stockholders approved the adjournment of the Annual Meeting, if necessary to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal No. 5 and/or Proposal No. 6:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
21,795,417	1,281,054	75,271	2,135,853
Although Proposal 7 was approved, an adjournment of the Annual Meeting was not necessary because the Company’s stockholders approved Proposals 5 and 6.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1
Certificate of Amendment of the Seventh Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q (File No. 001-38468) for the quarter ended March 31, 2026, filed on May 4, 2026).

10.1	Inspire Medical Systems, Inc. Amended and Restated 2018 Incentive Award Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRE MEDICAL SYSTEMS, INC.

Date:	May 5, 2026	By:	/s/ Bryan K. Phillips
Bryan K. Phillips
Sr. Vice President, General Counsel and Secretary

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